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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C. 20549

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                                    FORM 8-K/A

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                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



                              September 18, 1997
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                       (Date of earliest event reported)



                         BIG FLOWER HOLDINGS, INC.
                     BIG FLOWER PRESS HOLDINGS, INC.
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         (Exact names of registrants as specified in their charters)



        Delaware                     0-29474                 13-397-1556
        Delaware                     1-14084                 13-376-8322
(States of Incorporation)   (Commission File Numbers)     (IRS Employer
                                                          Identification Nos.)



                                3 East 54th Street
                                New York, NY 10022
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            (Address of Registrants' principal executive offices)


                               (212) 521-1600


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                        (Registrants' telephone number)


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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS.

    (a) Financial Statements of Businesses Acquired.

        The financial statements for Olwen Direct Mail, Ltd. ("Olwen"), the businesses operating as Riverside County Publishing Company ("RCPC") and Columbine JDS Systems, Inc. ("Columbine") are filed herewith. The financial statements of Gamma One, Inc., a Delaware corporation ("Gamma One"), Broadcast System Software Limited ("BSS") and IMPCO Enterprises, Inc., a Delaware corporation ("IMPCO"), are not included as an exhibit to this Form 8-K/A as the assets acquired do not constitute a "significant amount of assets", individually or in the aggregate, as that phrase is defined in the Instructions to Item 2 of Form 8-K.

    (b) Pro Forma Financial Information.

        The unaudited pro forma condensed combined financial information of the Registrants, reflecting the acquisitions of Olwen, RCPC, Columbine and Gamma One, is filed herewith. Although not a significant subsidiary, the effect of Gamma One is included in the unaudited pro forma condensed combined financial statements to allow a more meaningful analysis of the Registrants' pro forma operating results. The effect of the purchases of BSS and IMPCO were not significant to the Registrants' operations nor to the pro forma operating results and, therefore, are not included in the unaudited pro forma condensed combined financial statements.

    (c) Exhibits.

2.1 Agreement, dated September 18, 1997, between Big Flower Limited and Peter Rivett, Andrew Ruddle and 3i Group PLC.(1)

2.2 Asset Purchase Agreement, dated as of September 19, 1997, by and between Treasure Chest Advertising Company, Inc. and Gruner + Jahr Printing & Publishing Co.(2)

------------------------

(1) Incorporated by reference to Big Flower Press Holdings, Inc. Current Report on Form 8-K, dated September 18, 1997, concerning the consummation of the Registrants' acquisition of Olwen (File #1-14084).

(2) Incorporated by reference to Big Flower Press Holdings, Inc. Current Report on Form 8-K, dated October 15, 1997, concerning the consummation of the Registrants' acquisition of Riverside County Publishing Company (File #1-14084).

                                   2

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Exhibits (continued)

2.3 Stock Purchase Agreement, dated as of September 19, 1997, among Big Flower Press Holdings, Inc., Columbine JDS Systems, Inc., Columbine BIAS, Ltd., each of the shareholders who is a signatory thereto and each of the optionees who is a signatory thereto.(3)

2.4 First Amendment to Stock Purchase Agreement, dated as of October 29, 1997, by and among Big Flower Press Holdings, Inc., Columbine JDS Systems, Inc., and its stockholders and option holders.(3)

99.1   Big Flower Press Holdings, Inc. press release dated September 18,
       1997.(1)

99.2   Big Flower Press Holdings, Inc. press release dated October 15,
       1997.(2)

99.3   Big Flower Holdings, Inc. press release dated November 3, 1997.(3)

99.4   Financial statements of Olwen. *

99.5   Financial statements of RCPC. *

99.6   Financial statements of Columbine. *

99.7   Pro forma condensed combined financial data. *

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*    Being filed herewith

(1) Incorporated by reference to Big Flower Press Holdings, Inc. Current Report on Form 8-K, dated September 18, 1997, concerning the consummation of the Registrants' acquisition of Olwen (File #1-14084).

(2) Incorporated by reference to Big Flower Press Holdings, Inc. Current Report on Form 8-K, dated October 15, 1997, concerning the consummation of the Registrants' acquisition of Riverside County Publishing Company (File #1-14084).

(3) Incorporated by reference to Big Flower Holdings, Inc. Current Report on Form 8-K, dated October 31, 1997, concerning the consummation of the Registrants' acquisition of Columbine (File #0-29474).

                                       3

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                                   SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       BIG FLOWER HOLDINGS, INC.


                                       /s/ Richard L. Ritchie
                                       ----------------------
                                       Richard L. Ritchie
                                       Executive Vice President and Chief
                                       Financial Officer (Principal Financial
                                       and Accounting Officer)


DATE:      November 24, 1997



                                       BIG FLOWER PRESS HOLDINGS, INC.


                                       /s/ Richard L. Ritchie
                                       ----------------------
                                       Richard L. Ritchie
                                       Executive Vice President and Chief
                                       Financial Officer (Principal Financial
                                       and Accounting Officer)



DATE:      November 24, 1997

                                    4

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                                 EXHIBIT INDEX

EXHIBIT NO.

2.1 Agreement, dated September 18, 1997, between Big Flower Limited and Peter Rivett, Andrew Ruddle and 3i Group PLC. (1)

2.2 Asset Purchase Agreement, dated as of September 19, 1997, by and between Treasure Chest Advertising Company, Inc. and Gruner + Jahr Printing & Publishing Co.(2)

2.3 Stock Purchase Agreement, dated as of September 19, 1997, among Big Flower Press Holdings, Inc., Columbine JDS Systems, Inc., Columbine BIAS, Ltd., each of the shareholders who is a signatory thereto and each of the optionees who is a signatory thereto.(3)

2.4 First Amendment to Stock Purchase Agreement, dated as of October 29, 1997, by and among Big Flower Press Holdings, Inc., Columbine JDS Systems, Inc., and its stockholders and option holders.(3)

99.1   Big Flower Press Holdings, Inc. press release dated September 18,
       1997.(1)

99.2   Big Flower Press Holdings, Inc. press release dated October 15, 1997.(2)

99.3   Big Flower Holdings, Inc. press release dated November 3, 1997.(3)

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(1)  Incorporated by reference to Big Flower Press Holdings, Inc. Current
     Report on Form 8-K, dated September 18, 1997, concerning the consummation of the Registrants' acquisition of Olwen (File #1-14084).

(2) Incorporated by reference to Big Flower Press Holdings, Inc. Current Report on Form 8-K, dated October 15, 1997, concerning the consummation of the Registrants' acquisition of Riverside County Publishing Company (File #1-14084).

(3) Incorporated by reference to Big Flower Holdings, Inc. Current Report on Form 8-K, dated October 31, 1997, concerning the consummation of the Registrants' acquisition of Columbine (File #0-29474).

                                        5

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EXHIBIT
NO.
-------

99.4   Financial statements of Olwen. *

99.5   Financial statements of RCPC. *

99.6   Financial statements of Columbine. *

99.7   Pro forma condensed combined financial data. *

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*    Being filed herewith

                                       6